                                 Exhibit 10(c)
                                 -------------

                     The Scotts Company 1999 Executive and
                           Management Incentive Plan

                                 [SCOTTS LOGO]

                      1999 SCOTTS EXECUTIVE AND MANAGEMENT
                                 INCENTIVE PLAN

                             CORPORATE PARTICIPANTS

10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

                                 [SCOTTS LOGO]

                      1999 SCOTTS EXECUTIVE AND MANAGEMENT
                                 INCENTIVE PLAN

                           BUSINESS GROUP PARTICIPANTS
                                 EXECUTIVE LEVEL

10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

                                 [SCOTTS LOGO]

                      1999 SCOTTS EXECUTIVE AND MANAGEMENT
                                 INCENTIVE PLAN

                           BUSINESS GROUP PARTICIPANTS
                                MANAGEMENT LEVEL

10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

                                 [SCOTTS LOGO]

                      1999 SCOTTS EXECUTIVE AND MANAGEMENT
                                 INCENTIVE PLAN

                             OPERATIONS PARTICIPANTS

10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

                             GENERAL PLAN PROVISIONS


OBJECTIVE: To provide a strong financial incentive that is consistent with and supportive of business strategy and to encourage a team effort towards the achievement of corporate goals.

TARGET AWARDS: Each participant will be assigned a 1999 "Bonus Target Percent of Salary."

RESTRICTIONS: Participants must be actively employed in an eligible position for at least 13 consecutive weeks during the plan year. Payouts will be prorated if employment in an eligible position is for less than the entire plan year. Participants must be employed on the last day of the fiscal year to be eligible for a payout. Participants who terminate their employment during the plan year, except in cases of retirement, will not be eligible for an incentive payment, prorated or otherwise.

Plan eligibility and payout calculation will not be impacted for associates on short term disability at any time during the plan year. However, if an associate is on long term disability, the payout will be prorated to compensate only for periods of active employment or short term disability.

The Plan confers no rights upon any associate to participate in the Plan or remain in the employ of the Company. Neither the adoption of the Plan nor its operation shall in any way affect the right of the associate or the Company to terminate the employment relationship at any time.

The Company reserves the right to suspend the Plan, to withdraw the Plan, and to make substantial alterations in Plan concept.


10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

                             CORPORATE PARTICIPANTS

Note: Some participants may have a customized incentive plan design. Please refer to your personalized communication for your plan specifics.

MEASUREMENTS:

---------------------------------------------------------------------------------------------
PARTICIPANTS                        CORPORATE                               MAJOR GOAL
                                     EARNINGS                               ATTAINMENT
                                    PER SHARE
                                    ("E.P.S.")
---------------------------------------------------------------------------------------------
Corporate Participants                 80%                                      20%
---------------------------------------------------------------------------------------------


EARNED AWARDS:

CORPORATE EARNINGS PER SHARE: As reported in public financial statements.

---------------------------------------------------------------------------------------------
CORPORATE PERFORMANCE          EARNINGS PER                           INCENTIVE PAYOUT
                                  SHARE                               AWARD PERCENTAGE
---------------------------------------------------------------------------------------------
Minimum                        80% - $1.52                                   25%
---------------------------------------------------------------------------------------------
Target                         100% - $1.90                                 100%
---------------------------------------------------------------------------------------------
Maximum                        120% - $2.28                                 250%
---------------------------------------------------------------------------------------------


Results between performance levels will be incrementally calculated so participants will receive a prorated payout (calculated on a straight-line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each $.01 increase in E.P.S. above the "Minimum", the award percentage increases by 1.97%.

For results between "Target" and "Maximum": For each $.01 increase in E.P.S. above the "Target", the award percentage increases by 3.95%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Based on the performance and achievement of specific quantifiable goals within the participant's area of responsibility, as established and measured by the CEO and/or the participant's manager.

-------------------------------------------------------------------------------------------
PERSONAL PERFORMANCE          GOAL ATTAINMENT                           INCENTIVE PAYOUT
LEVELS                                                                  AWARD PERCENTAGE
-------------------------------------------------------------------------------------------
Minimum                     Did not achieve goals                               0%
-------------------------------------------------------------------------------------------
Target                        Achieved goals on                               100%
                                   average
-------------------------------------------------------------------------------------------
Maximum                       Exceeded goals on                               200%
                                   average
-------------------------------------------------------------------------------------------


10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

Results between performance levels will be rewarded on a payout percentage determined by the CEO and/or the participant's manager (with CEO approval).

SAMPLE CALCULATION:

Salary: $80,000
1999 Target Percentage: 20%

SAMPLE RESULTS:
Earnings Per Share: $2.00
Major Goal Attainment: Accomplished all major goals satisfactorily.

CALCULATION:

Determining the Corporate Earnings Per Share Award Percentage:
--------------------------------------------------------------

Corporate EPS = ((Actual EPS - Target EPS) x Incremental Payout Percentage) + 100%
Award %       = (($2.00 - $1.90) x 3.95%) + 100%
              = 139.5%


Determining the Incentive Payout:
---------------------------------

1999 Target x 80% x Corporate Earnings Per Share Award Percentage
       20% x 80% x 139.5% = 22.32%
                        +
1999 Target x 20% x Major Goal Attainment Award Percentage
       20% x 20% x 100% = 4.0%

=Award of 26.32% of pay

FINAL PAYOUT = $80,000 X 26.32% = $21,056
                                  =======


10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

                           BUSINESS GROUP PARTICIPANTS
                                 EXECUTIVE LEVEL
                      (EXECUTIVES AND THEIR DIRECT REPORTS)

Note: Some participants may have a customized incentive plan design. Please refer to your personalized communication for your plan specifics.

MEASUREMENTS

------------------------------------------------------------------------------------------
PARTICIPANTS              BUSINESS GROUP                      CORPORATE      MAJOR GOAL
                             ADJUSTED                          EARNINGS      ATTAINMENT
                           CONTRIBUTION                       PER SHARE
                              MARGIN                          ("E.P.S.")
                            ("A.C.M.")
------------------------------------------------------------------------------------------
Business Group                  50%                              30%             20%
Participant
------------------------------------------------------------------------------------------


EARNED AWARDS:

BUSINESS GROUP A.C.M.: Defined by the attached schedule.

------------------------------------------------------------------------------------------
GROUP PERFORMANCE            BUSINESS GROUP                           INCENTIVE PAYOUT
LEVELS                           A.C.M.                               AWARD PERCENTAGE
                               PERFORMANCE
                               PERCENTAGE
------------------------------------------------------------------------------------------
Minimum                            80%                                       25%
------------------------------------------------------------------------------------------
Target                            100%                                      100%
------------------------------------------------------------------------------------------
Maximum                           120%                                      250%
------------------------------------------------------------------------------------------


Results between performance levels will be incrementally calculated so participants will receive a prorated payout (calculated on a straight-line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1.0% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1.0% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

CORPORATE EARNINGS PER SHARE: As reported in public financial statements.

---------------------------------------------------------------------------------------------
CORPORATE PERFORMANCE          EARNINGS PER                           INCENTIVE PAYOUT
                                  SHARE                               AWARD PERCENTAGE
---------------------------------------------------------------------------------------------
Minimum                        80% - $1.52                                   25%
---------------------------------------------------------------------------------------------
Target                         100% - $1.90                                 100%
---------------------------------------------------------------------------------------------
Maximum                        120% - $2.28                                 250%
---------------------------------------------------------------------------------------------


10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

Results between performance levels will be incrementally calculated so participants will receive a prorated payout (calculated on a straight-line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each $.01 increase in E.P.S. above the "Minimum", the award percentage increases by 1.97%.

For results between "Target" and "Maximum": For each $.01 increase in E.P.S. above the "Target", the award percentage increases by 3.95%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Based on the performance and achievement of specific quantifiable goals within the participant's area of responsibility, as established and measured by the CEO, President and/or the participant's manager.

-------------------------------------------------------------------------------------------
PERSONAL PERFORMANCE           GOAL ATTAINMENT                           INCENTIVE PAYOUT
LEVELS                                                                   AWARD PERCENTAGE
-------------------------------------------------------------------------------------------
Minimum                     Did not achieve goals                                0%
-------------------------------------------------------------------------------------------
Target                        Achieved goals on                                100%
                                   average
-------------------------------------------------------------------------------------------
Maximum                       Exceeded goals on                                200%
                                   average
-------------------------------------------------------------------------------------------


Results between performance levels will be rewarded on a payout percentage determined by the CEO and/or the participant's manager (with CEO approval).


10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

SAMPLE CALCULATION:

Salary: $80,000
1999 Target Percentage: 20%

SAMPLE RESULTS:
Business Group A.C.M.:
        Actual         $21,000,000
        Budget         $20,000,000
Earnings Per Share: $2.00
Major Goal Attainment: Accomplished all major goals satisfactorily on average.

CALCULATION:
Determining the Business Group A.C.M. Award Percentage
------------------------------------------------------

Business Group A.C.M. = $21,000,000 = 105%
                        -----------
Performance Percentage  $20,000,000

Business Group A.C.M. = (Incremental Performance % above "target"x 7.5%) + 100%
Award Percentage      = (5 x 7.5%) + 100%
                      = 137.5%

Determining the Corporate Earnings Per Share Award Percentage:
--------------------------------------------------------------

Corporate EPS        = (Actual EPS - Target EPS) x Incremental Payout Percentage
Award Percentage     = ($2.00 - $1.90) x 3.95%
                     = 139.5%

Determining the Incentive Payout:
---------------------------------

1999 Target x 50% x Business Group A.C.M. Award Percentage
        20% x 50% x 137.5% = 13.75%
                        +
1999 Target x 30% x Corporate Earnings Per Share Award Percentage
        20% x 30% x 139.5% = 8.37%
                        +
1999 Target x 20% x Major Goal Attainment Award Percentage
        20% x 20% x 100% = 4.0%

=Award of 26.12% of pay

FINAL PAYOUT = $80,000 X 26.12% = $20,896
                                  =======


10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

                           BUSINESS GROUP PARTICIPANTS
                                MANAGEMENT LEVEL

Note: Some participants may have a customized incentive plan design. Please refer to your personalized communication for your plan specifics.

MEASUREMENTS:

-------------------------------------------------------------------------------------------
BUSINESS GROUP              BUSINESS GROUP                               MAJOR GOAL
PARTICIPANT                    ADJUSTED                                  ATTAINMENT
                             CONTRIBUTION
                           MARGIN ("A.C.M.")
-------------------------------------------------------------------------------------------
Business Group                    80%                                       20%
Participant
-------------------------------------------------------------------------------------------


EARNED AWARDS:

BUSINESS GROUP A.C.M.: Defined by the attached schedule.

------------------------------------------------------------------------------------------
GROUP PERFORMANCE             BUSINESS GROUP                           INCENTIVE PAYOUT
LEVELS                            A.C.M.                               AWARD PERCENTAGE
                               PERFORMANCE
                                PERCENTAGE
------------------------------------------------------------------------------------------
Minimum                             80%                                       25%
------------------------------------------------------------------------------------------
Target                             100%                                      100%
------------------------------------------------------------------------------------------
Maximum                            120%                                      250%
------------------------------------------------------------------------------------------


Results between performance levels will be incrementally calculated so participants will receive a prorated payout (calculated on a straight-line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1.0% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1.0% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Based on the performance and achievement of specific quantifiable goals within the participant's area of responsibility, as established and measured by the CEO, President and/or the participant's manager.

-------------------------------------------------------------------------------------------
PERSONAL PERFORMANCE           GOAL ATTAINMENT                           INCENTIVE PAYOUT
LEVELS                                                                   AWARD PERCENTAGE
-------------------------------------------------------------------------------------------
Minimum                     Did not achieve goals                                0%
-------------------------------------------------------------------------------------------
Target                        Achieved goals on                                100%
                                   average
-------------------------------------------------------------------------------------------
Maximum                       Exceeded goals on                                200%
                                   average
-------------------------------------------------------------------------------------------


10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

Results between performance levels will be rewarded on a payout percentage determined by the CEO and/or the participant's manager (with CEO approval).

SAMPLE CALCULATION:

Salary: $80,000
1999 Target Percentage: 20%

SAMPLE RESULTS:
Business Group A.C.M.:
        Actual         $21,000,000
        Budget         $20,000,000
Major Goal Attainment: Accomplished all major goals satisfactorily on average.

CALCULATION:
Determining the Business Group A.C.M. Award Percentage
------------------------------------------------------

Business Group A.C.M. = $21,000,000 = 105%
                        -----------
Performance Percentage  $20,000,000

Business Group A.C.M. = (Incremental Performance % above "target" x 7.5%) + 100%
Award Percentage      = (5 x 7.5%) + 100%
                      = 137.5%

Determining the Incentive Payout:
---------------------------------

1999 Target x 80% x Business Group A.C.M. Award Percentage
        20% x 80% x 137.5% = 22.0%
                        +
1999 Target x 20% x Major Goal Attainment Award Percentage
        20% x 20% x 100% = 4.0%

=Award of 26.0% of pay

FINAL PAYOUT = $80,000 X 26.0% = $20,800
                                 =======


10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

                             OPERATIONS PARTICIPANTS

MEASUREMENTS

----------------------------------------------------------------------------------------------
BUSINESS     MAJOR                 INDIVIDUAL        BUSINESS       CORPORATE      MAJOR GOAL
GROUP       AREA OF                 AREA OF          GROUP(S)        EARNINGS      ATTAINMENT
          RESPONSIBILITY         RESPONSIBILITY      ADJUSTED       PER SHARE
          ("M.A.O.R")             ("I.A.O.R.")     CONTRIBUTION
                                                      MARGIN
----------------------------------------------------------------------------------------------
Operations   Range:                  Range:           Range:          Range:          20%
            0% - 60%                0% - 35%         0% - 20%        0% - 30%
----------------------------------------------------------------------------------------------


EARNED AWARDS

MAJOR AREA OF RESPONSIBILITY: Defined according to the participant.

---------------------------------------------------------------------------------------------
M.A.O.R.                AREA OF RESPONSIBILITY                          INCENTIVE PAYOUT
PERFORMANCE                   MEASURE(S)                                AWARD PERCENTAGE
LEVELS
---------------------------------------------------------------------------------------------
Minimum                Defined according to the                                25%
                               M.A.O.R.
---------------------------------------------------------------------------------------------
Target                          Budget                                        100%
---------------------------------------------------------------------------------------------
Maximum                Defined according to the                               250%
                               M.A.O.R.
---------------------------------------------------------------------------------------------


Results between performance levels will be incrementally calculated so participants will receive a prorated payout (calculated on a straight-line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results above the "Maximum": An incentive payout of 250% will be calculated.

INDIVIDUAL AREA OF RESPONSIBILITY: Defined according to the participant.

---------------------------------------------------------------------------------------------
I.A.O.R.                AREA OF RESPONSIBILITY                          INCENTIVE PAYOUT
PERFORMANCE                   MEASURE(S)                                AWARD PERCENTAGE
LEVELS
---------------------------------------------------------------------------------------------
Minimum                Defined according to the                                25%
                               I.A.O.R.
---------------------------------------------------------------------------------------------
Target                          Budget                                        100%
---------------------------------------------------------------------------------------------
Maximum                Defined according to the                               250%
                               I.A.O.R.
---------------------------------------------------------------------------------------------


Results between performance levels will be incrementally calculated so participants will receive a prorated payout (calculated on a straight-line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results above the "Maximum": An incentive payout of 250% will be calculated.

BUSINESS GROUP(S) A.C.M.: Defined by the attached schedule.


10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

------------------------------------------------------------------------------------------
GROUP PERFORMANCE             BUSINESS GROUP                           INCENTIVE PAYOUT
LEVELS                            A.C.M.                               AWARD PERCENTAGE
                               PERFORMANCE
                                PERCENTAGE
------------------------------------------------------------------------------------------
Minimum                             80%                                       25%
------------------------------------------------------------------------------------------
Target                             100%                                      100%
------------------------------------------------------------------------------------------
Maximum                            120%                                      250%
------------------------------------------------------------------------------------------


Results between performance levels will be incrementally calculated so participants will receive a prorated payout (calculated on a straight-line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1.0% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1.0% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

CORPORATE EARNINGS PER SHARE: As reported in public financial statements.

---------------------------------------------------------------------------------------------
CORPORATE PERFORMANCE          EARNINGS PER                           INCENTIVE PAYOUT
                                  SHARE                               AWARD PERCENTAGE
---------------------------------------------------------------------------------------------
Minimum                         80% - $1.52                                  25%
---------------------------------------------------------------------------------------------
Target                         100% - $1.90                                 100%
---------------------------------------------------------------------------------------------
Maximum                        120% - $2.28                                 250%
---------------------------------------------------------------------------------------------


Results between performance levels will be incrementally calculated so participants will receive a prorated payout (calculated on a straight-line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each $.01 increase in E.P.S. above the "Minimum", the award percentage increases by 1.97%.

For results between "Target" and "Maximum": For each $.01 increase in E.P.S. above the "Target", the award percentage increases by 3.95%.

For results above the "Maximum": An incentive payout of 250% will be calculated.


10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

MAJOR GOAL ATTAINMENT: Based on the performance and achievement of specific quantifiable goals within the participant's area of responsibility, as established and measured by the CEO, President and/or the participant's manager.

-------------------------------------------------------------------------------------------
PERSONAL PERFORMANCE           GOAL ATTAINMENT                           INCENTIVE PAYOUT
LEVELS
-------------------------------------------------------------------------------------------
Minimum                     Did not achieve goals                                0%
-------------------------------------------------------------------------------------------
Target                        Achieved goals on                                100%
                                   average
-------------------------------------------------------------------------------------------
Maximum                       Exceeded goals on                                200%
                                   average
-------------------------------------------------------------------------------------------


Results between performance levels will be rewarded on a payout percentage determined by the CEO and/or the participant's manager (with CEO approval).


10/26/1999                                          PROPRIETARY AND CONFIDENTIAL

SAMPLE CALCULATION:

Salary: $80,000
1999 Target Percentage: 20%

SAMPLE INCENTIVE MEASUREMENTS:

-----------------------------------------------------------------------------------------------
BUSINESS     MAJOR                 INDIVIDUAL        BUSINESS       CORPORATE      MAJOR GOAL
GROUP       AREA OF                 AREA OF          GROUP(S)        EARNINGS      ATTAINMENT
          RESPONSIBILITY         RESPONSIBILITY       A.C.M.        PER SHARE
-----------------------------------------------------------------------------------------------
Sample        25%                      0%               25%            30%            20%
-----------------------------------------------------------------------------------------------


SAMPLE RESULTS:
Major Area of Responsibility: Achieved 100% of the budget M.A.O.R.
Business Group A.C.M.:
        Actual         $21,000,000
        Budget         $20,000,000
Corporate Earnings per Share: $2.00
Major Goal Attainment: Accomplished all major goals satisfactorily on average.

CALCULATION:
Determining the Business Group A.C.M. Award Percentage
------------------------------------------------------

Business Group A.C.M. = $21,000,000 = 105%
                        -----------
Performance Percentage  $20,000,000

Business Group A.C.M. = (Incremental Performance % above "target"x 7.5%) + 100%
Award Percentage      = (5 x 7.5%) + 100%
                      = 137.5%

Determining the Corporate Earnings Per Share Award Percentage:
--------------------------------------------------------------
Corporate EPS        = (Actual EPS - Target EPS) x Incremental Payout Percentage
Award Percentage     = ($2.00 - $1.90) x 3.95%
                     = 139.5%

Determining the Incentive Payout:
---------------------------------
1999 Target x 25% x Major Area of Responsibility Award Percentage
        20% x 25% x 100% = 5.00%
                        +
1999 Target x 25% x Business Group A.C.M. Award Percentage
        20% x 25% x 137.5% = 6.88%
               +
1999 Target x 30% x Corporate Earnings Per Share Award Percentage
        20% x 30% x 139.5% = 8.37%
               +
1999 Target x 20% x Major Goal Attainment Award Percentage
        20% x 20% x 100% = 4.00%

= Award of 24.25% of pay

FINAL PAYOUT = $80,000 X 24.25% = $19,400


10/26/1999                                          PROPRIETARY AND CONFIDENTIAL